Grayscale Future of Finance ETF
Schedule of Investments
March 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.9%
	Financials - 42.0% (a)
77,612	Bakkt Holdings, Inc. (b)	$478,090
6,411	Coinbase Global, Inc. - Class A (b)	1,217,192
44,438	Galaxy Digital Holdings, Ltd. (b)	757,799
131,237	Mogo, Inc. (b)	384,554
110,100	Monex Group, Inc.	595,062
29,978	Plus500, Ltd.	557,524
84,850	Robinhood Markets, Inc. - Class A (b)	1,146,324
8,544	Silvergate Capital Corporation - Class A (b)	1,286,470
		6,423,015
	Information Technology - 57.9% (a)
633,499	Argo Blockchain plc (b)	599,718
120,696	Bit Digital, Inc. (b)	434,506
149,101	Bitfarms, Ltd. (b)	559,129
8,879	Block, Inc. (b)	1,203,992
118,596	Canaan, Inc. - ADR (b)	643,976
50,596	Cleanspark, Inc. (b)	625,872
292,822	Hive Blockchain Technologies, Ltd. (b)	623,711
101,630	Hut 8 Mining Corporation (b)	560,611
21,309	Marathon Digital Holdings, Inc. (b)	595,586
10,974	Northern Data AG (b)	706,968
10,128	PayPal Holdings, Inc. (b)	1,171,303
30,823	Riot Blockchain, Inc. (b)	652,523
91,133	Voyager Digital, Ltd. (b)	489,574
		8,867,469
	TOTAL COMMON STOCKS (Cost $14,376,855)	15,290,484

	SHORT-TERM INVESTMENTS - 0.1%
9,971	First American Government Obligations Fund - Class X - 0.19% (c)	9,971
	TOTAL SHORT-TERM INVESTMENTS (Cost $9,971)	9,971
	TOTAL INVESTMENTS - 100.0% (Cost $14,386,826)	15,300,455
	Liabilities in Excess of Other Assets - (0.0)% (d)	(573)
	NET ASSETS - 100.0%	$15,299,882

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)
To the extent that the Fund invests more heavily in particular sector of the economy, its performance will be especially sensitive to developments that significantly affect those sectors or strategies.

(b)	Non-income producing security.
(c)	Rate shown is the annualized seven-day yield as of March 31, 2022.
(d)	Represents less than 0.05% of net assets.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC
(“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets^
Common Stock	$15,290,484	$-	$-	$15,290,484
Short-Term Investments	9,971	-	-	9,971
Total Investments in Securities	$15,300,455	$-	$-	$15,300,455

^ See Schedule of Investments for breakout of investments by industry group classification.

For the period ended March 31 2022, the Fund did not recognize any transfers to or from Level 3.